IBERIABANK Corporation Acquisition of Pulaski Investment Corporation August 9, 2006 Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
Safe Harbor and 425 Language
Safe Harbor and 425 Language
Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.
In connection with the proposed merger, IBERIABANK Corporation will file a
Registration Statement on Form S-4 that will contain a proxy statement/prospectus. INVESTORS
AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY
STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES
AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and Pulaski, without charge, at the SEC's web site at HTTP://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free by directing a request to: Investor Relations-12 th-
Floor, IBERIABANK Corporation,
200 West Congress Street, Lafayette, LA, 70501, Phone: (337) 521-4788, Fax: (337) 521-4021.
This communication is not an offer to purchase shares of Pulaski common stock, nor is it an offer to sell shares of IBERIABANK Corporation common stock which may be issued in any proposed merger with Pulaski. Any issuance of IBERIABANK Corporation common stock in any proposed merger with Pulaski would have to be registered under the Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

Presentation Outline
Presentation Outline
Our Stated Strategic Focus
Our Stated Strategic Focus
Pulaski Background
Pulaski Background
Arkansas
Arkansas
Pulaski Offices & Markets Served
Pulaski Offices & Markets Served
Summary Of Pulaski Businesses
Summary Of Pulaski Businesses
Merger Proposal
Merger Proposal
Strategic & Financial Implications
Strategic & Financial Implications

IBERIABANK Corporation
IBERIABANK Corporation
Our Stated Strategic Focus
Our Stated Strategic Focus
Organic Growth, Supplemented With Acquisitions
Organic Growth, Supplemented With Acquisitions
Focus On Markets With Competitive Advantage;
Focus On Markets With Competitive Advantage;
Primarily Louisiana, But Consider AR And MS
Primarily Louisiana, But Consider AR And MS
Basic “Blocking & Tackling”
Basic “Blocking & Tackling”
Banking
Banking
Balanced And Conservative Approach
Balanced And Conservative Approach
Operate Close To Our Clients & Hire Great People
Operate Close To Our Clients & Hire Great People
Relationships & People / Not Facilities & Products
Relationships & People / Not Facilities & Products
Partner When Fits --
Partner When Fits --
Strategic, Cultural & Financial
Strategic, Cultural & Financial
Shareholder-Focused And Opportunistic
Shareholder-Focused And Opportunistic

5 Pulaski Investment Corp. Pulaski Investment Corp. Background Background

Pulaski
Pulaski
Background
Background
Pulaski Investment Corp. (AR Holding Company); Primary
Pulaski Investment Corp. (AR Holding Company); Primary
Sub Is Pulaski Bank & Trust (AR Bank) And 6 Bank Subs:
Sub Is Pulaski Bank & Trust (AR Bank) And 6 Bank Subs:
•
•
Pulaski Mortgage Company
Pulaski Mortgage Company
•
•
Lenders Title Company
Lenders Title Company
•
•
Pulaski Insurance Agency, Inc.
Pulaski Insurance Agency, Inc.
•
•
Three Other Small Subsidiaries
Three Other Small Subsidiaries
Commenced Operations In 1956 In Little Rock, AR
Commenced Operations In 1956 In Little Rock, AR
Started Title Business In 1987; Acquisition Expansion
Started Title Business In 1987; Acquisition Expansion
Acquired Trust Powers In 1974; New HQ Building In 1978
Acquired Trust Powers In 1974; New HQ Building In 1978
11 AR Offices: Little Rock (8), North Little Rock (2),  and
11 AR Offices: Little Rock (8), North Little Rock (2),  and
Bryant (Suburb of LR); 2 Offices Near Memphis (Cordova
Bryant (Suburb of LR); 2 Offices Near Memphis (Cordova
And Germantown-Opening In Late 2006).
And Germantown-Opening In Late 2006).
LPOs In Fayetteville, AR And Southaven, MS
LPOs In Fayetteville, AR And Southaven, MS

Pulaski
Pulaski
Background (Continued)
Background (Continued)
Jim East Acquired Controlling Interest In 1973
Jim East Acquired Controlling Interest In 1973
East Family Controls 92% Of Outstanding Shares $491
East Family Controls 92% Of Outstanding Shares $491
Million In Assets And $393 Million In Deposits
Million In Assets And $393 Million In Deposits
2005 Net Income Of $6.3 Million; $2.0 Million YTD 2006
2005 Net Income Of $6.3 Million; $2.0 Million YTD 2006
523 Employees
523 Employees
$6 Million Trust Preferred At Average Cost Of 10.875%
$6 Million Trust Preferred At Average Cost Of 10.875%
Exceptional Asset Quality
Exceptional Asset Quality
Generally Balanced Interest Rate Risk Position
Generally Balanced Interest Rate Risk Position

Pulaski Background
Pulaski Background
Financials –
Financials –
Balance Sheet
Balance Sheet
At December 31,
Assets
2001 2002 2003 2004 2005 6/30/06
Cash and deposits 14,970 $       23,095 $    15,610 $    18,115 $    28,118 $    19,108 $
Investment Securities 27,888          62,052       68,663       44,106       76,476       60,399
    Cash and investments 42,858          85,147       84,273       62,221       104,594     79,507
Construction and land loans 36,788          31,854       31,726       48,892       77,293       n.a.
1-4 family mortgage loans 86,790          100,123     71,247       99,935       101,924     n.a.
Multi-family mortgage loans 3,000            2,737         5,871         4,968         9,408         n.a.
Non-residential RE loans 31,039          47,138       64,252       76,241       72,500       n.a.
Commercial business loans 35,934          33,421       31,667       29,555       25,465       n.a.
Consumer loans 74,826          45,487       51,952       61,937       39,724       n.a.
Other adjustments 1,214            1,560         1,194         2,021         6,361         n.a.
Loan loss reserves (3,009)           (2,890)        (3,041)        (3,359)        (4,345)        n.a.
     Loans receivable, net 266,582        259,430     254,868     320,190     328,330     373,930
Premises and equipment 8,887            10,227       12,634       21,918       23,841       23,319
Real estate owned 793               1,059         979            24              323            71
Investment in subsidiaries -                -             -             -             -             186
Mortgage servicing rights 5                   3                5                71              46              46
Goodwill and intangibles 1,191            967            1,132         1,074         1,135         1,129
Other assets 12,497          11,681       13,496       13,602       13,362       14,523
    Total assets 332,813 $     368,514 $  367,387 $  419,100 $  471,631 $  492,711 $
Liabilities and Equity
Deposits 281,309 $     310,521 $  308,213 $  318,305 $  395,771 $  393,041 $
Other borrowed money 19,015          17,500       12,191       44,289       20,494       53,029
Other liabilities 5,187            6,256         8,830         21,124       15,345       6,007
    Total liabilities 305,511        334,277     329,234     383,718     431,610     452,077
Preferred stock -                -             -             -             -             -
Common stock 1,009            1,009         1,009         1,309         1,309         1,309
Retained earnings 20,048          26,424       31,076       34,308       39,132       40,372
Unrealized G/(L) on securities 245               804            68              (235)           (420)           (1,047)
    Total equity 21,302          28,237       32,153       35,382       40,021       40,634
    Total liabilities and equity 332,813 $     368,514 $  367,387 $  419,100 $  471,631 $  492,711 $
Memo Items
Tangible equity 20,111 27,270 31,021 34,308 38,886 39,505
Loans serviced for others 0 1,397 2,648 19,176 19,355 n.a.

Pulaski Background
Pulaski Background
Financials –
Financials –
Income Statement
Income Statement
Calendar Year Ended December 31, Quarter Ended
2001 2002 2003 2004 2005 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06
Interest income 25,662 $23,371 $23,542 $21,846 $27,619 $6,771 $7,384 $7,493 $7,346 $8,207
Interest expense 9,183 5,971 4,433 4,229 7,820 1,912 2,197 2,323 2,577 3,128
Net interest income 16,479 17,400 19,109 17,617 19,799 4,859 5,187 5,170 4,769 5,079
Loan loss provision 1,310 400 720 838 1,783 291 372 880 0 0
Net int income after prov 15,169 17,000 18,389 16,779 18,016 4,568 4,815 4,290 4,769 5,079
Total non-interest income 24,470 34,391 37,437 30,941 39,165 8,394 9,100 14,444 7,189 8,767
Operating expenses:
  Compensation & benefits 20,693 24,208 30,031 26,461 29,055 6,977 7,443 8,048 7,022 7,289
  Occupancy expense 4,490 4,253 4,483 4,806 5,954 1,445 1,647 1,457 1,621 1,556
  Goodwill amortization 122 166 6 3 3 1 0 1 1 1
  Other expenses 6,625 8,501 9,054 8,613 11,973 2,795 3,199 3,417 2,265 2,798
Total operating expenses 31,930 37,128 43,574 39,883 46,985 11,218 12,289 12,923 10,909 11,644
Income before taxes 7,709 14,263 12,636 7,837 10,196 1,744 1,626 5,811 1,049 2,202
  Taxes 2,758 5,217 4,515 3,101 3,867 703 628 2,122 414 846
Reported net income $4,951 $9,046 $8,121 $4,736 $6,329 $1,041 $998 $3,689 $635 $1,356

Pulaski Background
Pulaski Background
Financials -
Financials -
Ratios
Ratios
Calendar Year Quarter Ended
2001 2002 2003 2004 2005 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05
Average assets 308,785 $   345,358 $   381,027 $  385,116 $ 450,129 $  419,842 $  424,883 $   441,349 $  465,558 $   468,724 $
Average equity 20,161        26,141        31,698       33,511      36,191       35,335       35,448        34,416       36,513        38,387
Return on assets (ROA) 1.60% 2.62% 2.13% 1.23% 1.41% 0.85% 0.57% 0.94% 0.86% 3.15%
Return on equity (ROE) 24.56% 34.60% 25.62% 14.13% 17.49% 10.06% 6.78% 12.10% 10.93% 38.44%
Interest-rate spread 5.27% 5.15% 5.11% 4.80% 4.74% 4.74% 4.68% 5.00% 4.51% 4.67%
Net interest margin 6.01% 5.63% 5.45% 5.12% 5.01% 5.06% 5.00% 4.94% 4.99% 5.11%
Efficiency ratio 77.7% 71.4% 77.6% 82.1% 79.7% 85.5% 89.4% 84.6% 86.0% 65.9%
Effective tax rate 35.8% 36.6% 35.7% 39.6% 37.9% 39.9% 40.8% 40.3% 38.6% 36.5%
Net charge-offs/avg. loans 0.30% 0.23% 0.22% 0.18% 0.23% 0.24% 0.17% 0.22% 0.17% 0.36%
Loans 90+ days/gross loans 0.03% 0.02% 0.03% 0.03% 0.04% 0.03% 0.03% 0.02% 0.03% 0.04%
Non-performing assets/assets 0.87% 0.39% 0.35% 0.12% 0.39% 0.12% 0.13% 0.12% 0.21% 0.39%
Loan loss reserves/loans 1.12% 1.10% 1.18% 1.04% 1.31% 1.04% 1.03% 0.99% 1.02% 1.31%
GAAP capital/total assets 6.40% 7.66% 8.75% 8.44% 8.49% 8.44% 8.29% 7.93% 7.89% 8.49%
GAAP tangible capital/assets 6.04% 7.40% 8.44% 8.19% 8.25% 8.19% 8.05% 7.70% 7.66% 8.25%
Leverage ratio 8.10% 8.72% 9.98% 9.68% 9.69% 9.68% 9.62% 9.40% 9.05% 9.69%
Total risk-based capital ratio 11.60% 14.59% 15.25% 13.91% 14.84% 13.91% 13.70% 12.96% 13.05% 14.84%

11 Pulaski Background Pulaski Background Financials – Financials – Balance Sheet Trends Balance Sheet Trends

12 Pulaski Background Pulaski Background Financials – Financials – Income Trends Income Trends

13 Pulaski Background Pulaski Background Financials – Financials – Yield/Margin Trends Yield/Margin Trends

14 Pulaski Background Pulaski Background Financials – Financials – Asset Quality Trends Asset Quality Trends

15 Pulaski Background Pulaski Background Financials – Financials – Loan Composition Loan Composition

16 Pulaski Background Pulaski Background Financials – Financials – Funding Composition Funding Composition

Pulaski Background
Pulaski Background
Leadership And Ownership
Leadership And Ownership
Ownership
Class A Class B Total %Total %Total
(Voting) (Nonvoting) (Combined) (Voting) (Combined)
Jim East & FLP 107,388    1,724,794       1,832,182       88.4% 75.1%
Hunter East -            315,577          315,577          0.0% 12.9%
Mark Williamson & FL 6,530        124,070          130,600          5.4% 5.4%
East Family Trust 4,556        86,565            91,121            3.8% 3.7%
All Others 2,940        66,936            69,876            2.4% 2.9%
Total Shares
121,414    2,317,942       2,439,356       100.0% 100.0%
Officers
Current
Officer Age Title Started Role
Jim East 67 Chairman 1962 1973
Hunter East 42 CEO 1986 2000
Bob Magee 55 President & CFO 1976 2000
Charles Quick 55 Mtg President 1971 1996
Michael Pryor 52 Title Pres. & CEO 1995 1999

18 Arkansas

19 A Little Rock B NW Arkansas C Jonesboro D Ft. Smith E Texarkana F Pine Bluff G Hot Springs F E D C B A G Searcy W. Memphis Batesville Mountain Home Arkadelphia El Dorado Conway Russellville Helena

20 AR Metropolitan Markets

AR & LA Markets - Deposits
$17.4
$10.9
$9.3
$6.3
$4.4
$4.0
$3.8
$3.7
$2.5
$2.1
$2.1
$2.0
$1.6
$- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0
$ Billion Deposits
New Orleans
Little Rock, AR
Baton Rouge
NW Arkansas
Lafayette
Shreveport
Northshore
Ft. Smith, AR
Houma-Thibodaux
Lake Charles
Monroe
Jonesboro, AR
Alexandria

AR MSA Population
MSA Population
1.3%
-0.2% 0.9%
0.6%
0.6%
3.1%
1.1%
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
550,000
600,000
650,000
700,000
Little Rock NW Ark Ft. Smith Texarkana Jonesboro Pine Bluff Hot Springs
2002
2003

AR Metro Market Comparison
Summary Demographic Data
MSAs With Populations Greater
Than 100,000
State
Total
Population
2005
Pop.
Change
2000-05 (%)
Proj.
Change
2005-10 (%)
Median
HH Income
2005
HH Inc.
Chg 2000-05
(%)
Proj. HH
Inc. Change
2005-10 (%)
1
New Orleans, LA LA 1,346,180               2.3               2.7 $         40,716               15.3                 15.4
2
Memphis, TN-MS-AR MS      1,285,063               6.6               7.0             45,866               15.8                 15.8
3 Oklahoma City, OK OK 1,156,464               5.6               5.4             43,940               19.4                  18.1
4 Tulsa, OK OK 901,400               4.9               4.3             45,008               19.7                 18.2
5
Baton Rouge, LA LA 745,951               5.7               6.1             42,812               14.4                 15.1
6
Little Rock-North Little Rock, AR AR 653,153               7.0               7.5             47,104               21.0                 22.6
7
Jackson, MS MS 521,356               4.9               5.3             42,500               13.8                  14.7
8 Fayetteville-Springdale-Rogers, AR
AR 402,550             16.0             15.7             43,503               20.0                 20.8
9 Shreveport-Bossier City, LA LA 385,145               2.4               2.5             37,838               14.0                 13.7
10 Fort Smith, AR-OK AR 282,362               3.4               2.4             37,557               19.1                  19.0
11 Gulfport-Biloxi, MS MS 259,348               5.3               5.0             39,168               10.8                  11.3
12 Lafayette, LA LA 250,607               4.8               5.0             40,338               13.7                 13.5
13 Lake Charles, LA LA 200,064               3.4               3.4             40,132               13.7                  12.9
14 Houma-Thibodaux, LA LA 199,943               2.8               2.1             39,588               12.8                 11.5
15 Monroe, LA LA 172,452               1.4               1.7             36,036               13.6                 14.0
16 Pascagoula, MS MS 158,977               5.6               5.0             42,790               11.3                  11.2

Alexandria, LA LA 147,988               2.0               0.5             33,511               12.4                  13.0

Texarkana, TX-Texarkana, AR AR 133,498               2.9               1.7             38,691               19.8                  19.2

Hattiesburg, MS MS 129,129               4.3               4.3             34,416               12.1                  12.6

Tupelo, MS MS 128,479               2.6               1.8             38,292               11.4                  11.2

Lawton, OK OK 113,783              (1.1)              (0.9)             39,464 16.2 16.6
22 Jonesboro, AR AR 113,249               5.1               5.4             37,884               21.8                 22.3
23 Pine Bluff, AR AR 106,804              (0.5)              (1.1)             38,099               21.7                  22.2
24 Meridian, MS MS 105,940              (0.6)              (0.5)             32,713               10.8                  12.4
25 Hammond, LA LA 105,107               4.5               3.5             32,939               12.3                  12.9
Source: ESRI

Arkansas
Arkansas
Large Construction Projects
Large Construction Projects
20 Largest Commercial Projects In Arkansas
Source: Arkansas Business, February 13, 2006
Rank Project Location Region Valuation
1. St. Mary's Health of NW Arkansas Rogers NW 89.0 $
2. Tyson Food Discovery Center Springdale NW 50.0
3. Richard Sheppard Arnold US Courthouse Little Rock Central 49.1
4. Pinnacle Hills Promenade Rogers NW 42.0
5. Mount Magazine Lodge Logan County West 32.0
6. Turtle Creek Mall Jonesboro NE 30.5
7. Aviation Support Facility, AR Nat Guard N. Little Rock Central 30.0
8. ASU Student Union Building Jonesboro NE 29.0
9. 300 Third Condominium Little Rock Central 29.0
10. Church at Pinnacle Hills Rogers NW 26.0
11. Medium Security Prison Phase 3 Malvern Central 26.0
12. North AR Regional Medical Center Patient Tower Harrison NW 25.0
13. U of A Center For Academic Excellence Fayetteville NW 25.0
14. Van Buren School Addition Van Buren West 24.3
15. Dickey-Stephens Field N. Little Rock Central 23.0
16. Alcoa Exchange Shopping Center Bryant Central 22.0
17. ASU Residential Housing Jonesboro NE 20.5
18. Bentonville High School Phase 2 Bentonville NW 20.0
19. NW AR Community College Student Center Rogers NW 20.0
20. Pleasant Grove Apartments Rogers NW 20.0

Pulaski Investment Corp. Pulaski Investment Corp. Markets & Office Locations Markets & Office Locations

DALLAS
FAYETTEVILLE
ST LOUIS
JONESBORO
LITTLE ROCK
SHREVEPORT
ACADIANA
NEW ORLEANS
BATON ROUGE
MEMPHIS
MONROE
PULASKI
MARKETS
AND OFFICES
Legend
Pulaski Branches
PMC Branches
Lenders Title Branches
First Community Branches
IBERIABANK Branches Under Construction
IBERIABANK Branches
IBERIABANK LPO

Saint Louis Metro Area
Kansas City
Memphis
Memphis
Tulsa
Tulsa
Little Rock
Little Rock
Fort Smith
Fort Smith
Springfield
Springfield
Legend
Pulaski Branches
PMC Branches
Lenders Title Branches
First Community Branches
Pocahontas
PULASKI AND POCAHONTAS MARKETS

Little Rock, AR

Little Rock, Arkansas
Little Rock, Arkansas
•
Population: 650,000
•
Median HH Income: $47,000
•
MSA Population Grew 7% From
2000 To 2005 And Expected To
Grow 7.5% Through 2010
•
2
nd
Most Diverse Economy In U.S.
(Moody’s)
•
22
nd
Of 200 Best Places in
America for Business and Careers
(Forbes)
•
One Of
50 Hottest Cities Of 2005
For Business Expansion
(Expansion Magazine)
•
MSA Counties:
–
Pulaski
–
Faulkner
–
Grant
–
Lonoke
–
Perry
–
Saline
•
HQs: Alltel, Acxiom,
Dillard's, Stephens, Nuvell
Financial Services
•
University Of Arkansas
Medical School And
Affiliates Have Annual
Economic Impact Of $4.1
Billion
•
Little Rock National Airport
(LIT) - Arkansas' Largest
Airport, Serving 2.1 million
Passengers Annually.

Little Rock Largest Employers
Employer Product Employees
1.
State of Arkansas Government 28,100
2.
Federal Government Government 9,400
3.
University of Arkansas for Medical Sciences Education/Medical Services 8,500
4.
Pulaski County Public School Districts Education 7,868
5.
Baptist Health Medical Services 7,571
6.
Little Rock Air Force Base Government 4,500
7.
Acxiom Data Processing 4,388
8.
St. Vincent Infirmary Medical Center Medical Services 3,500
9.
Entergy Arkansas Utility (Electric) 2,881
10.
Central Arkansas Veterans Healthcare System Medical Services 2,785
11.
Alltel Corp. Telecommunications 2,734
12.
Arkansas Children’s Hospital Medical Services 2,503
13.
Dillard’s Department Store 2,400
14.
Arkansas Blue Cross Blue Shield Insurance 2,163
15.
University of Arkansas at Little Rock Education 2,150
16.
AT&T Utility (Telephone) 1,600
17.
Union Pacific Railroad Transportation 1,227
18.
Fidelity Information Services Data Processing 1,000

Conway
Conway
Russellville
Russellville
Ward
Ward
Beebe
Beebe
Maumelle
Maumelle
Morrilton
Morrilton
Hot Springs Village
Hot Springs Village
Lonoke
Lonoke
England
England
Hot Springs
Little Rock
Legend
Pulaski Branches
PMC Branches
Lenders Title Branches
LITTLE ROCK: PULASKI OFFICES

32 LITTLE ROCK (2004 MEDIAN HOUSEHOLD INCOME)

Little Rock
Little Rock
Area
Area
Deposit
Deposit
Market Share
Market Share
Source: FDIC Data at June 30, 2005 Source: FDIC Data at June 30, 2005
Rank Institution Type Offices
2005 Deps
($000)
2005 Mkt
Share
2004 Deps
($000)
2004 Mkt
Share
Pulaski, AR
1 Bank of America Corp. (NC) Bank 17 1,358,812    19.7         1,300,958     20.0
2 Regions Financial Corp. (AL) Bank 21 1,225,131    17.8         1,185,752     18.3
3 Rogers Bancshares Inc. (AR) Bank 28 828,628       12.0         733,181        11.3
4 Bank of the Ozarks Inc. (AR) Bank 14 562,598       8.2           508,677        7.8
5 Home Bancshares Inc. (AR) Bank 19 534,525       7.8           403,411        6.2
6 U.S. Bancorp (MN) Bank 18 412,019       6.0           464,427        7.2
7 Arvest Bank Group Inc. (AR) Bank 17 376,963       5.5           408,976        6.3
8 Pulaski Investment Corp. (AR) Bank 10 328,404       4.8           305,939        4.7
9 OneFinancial Corporation (AR) Bank 9 251,606       3.7           221,985        3.4
10 First Arkansas Bancshares Inc. (AR) Bank 8 149,941       2.2           145,567        2.2
11 Arkansas Bankers' Bancorp (AR) Bank 1 123,507       1.8           177,845        2.7
12 Little Rock Bankshares Inc. (AR) Bank 4 114,948       1.7           88,846          1.4
13 National Banking Corp. (AR) Bank 6 106,217       1.5           106,401        1.6
14 Capital Bancshares Inc. (AR) Bank 2 98,147         1.4           90,192          1.4
15 BancorpSouth Inc. (MS) Bank 3 96,879         1.4           105,713        1.6
16 Delta Trust and Banking Corp (AR) Bank 3 81,586         1.2           80,899          1.3
17 State Holding Company (AR) Bank 7 80,853         1.2           71,594          1.1
18 Simmons First National Corp. (AR) Bank 7 76,289         1.1           77,024          1.2
19 Centennial Bancshares Inc (AR) Bank 2 46,576         0.7           -               -
20 First Security Bancorp (AR) Bank 4 25,280         0.4           NA NA
21 Acme Holding Company Inc. (AR) Bank 2 12,646         0.2           13,958          0.2
22 MHBC Investments Lmtd (AR) Bank 1 7,179           0.1           3,251            0.1
23 Summit Bancorp Inc. (AR) Bank 2 2,669           0.0           -               -
24 Peoples Home Holding Inc (AR) Bank 1 -               -           NA NA
Total For Institutions In Market 206 6,901,403    100.0       6,496,114     100.0
Saline, AR
1 Regions Financial Corp. (AL) Bank 4 214,175       29.9         232,089        32.6
2 Union Bcshs of Benton Inc. (AR) Bank 6 171,508       24.0         179,068        25.2
3 Rogers Bancshares Inc. (AR) Bank 3 73,424         10.3         63,340          8.9
4 Arvest Bank Group Inc. (AR) Bank 2 69,808         9.8           71,310          10.0
5 MNB Bancshares Inc. (AR) Bank 3 64,350         9.0           69,223          9.7
6 Bank of the Ozarks Inc. (AR) Bank 3 46,592         6.5           30,584          4.3
7 Summit Bancorp Inc. (AR) Bank 2 41,927         5.9           38,456          5.4
8 Rock Bancshares Inc. (AR) Thrift 1 11,562         1.6           12,465          1.8
9 U.S. Bancorp (MN) Bank 1 10,201         1.4           8,309            1.2
10 Pulaski Investment Corp. (AR) Bank 1 9,124           1.3           6,189            0.9
11 Southern State Bancshares Inc (AR) Bank 1 3,075           0.4           -               -
12 OneFinancial Corporation (AR) Bank 1 310              0.0           580               0.1
Total For Institutions In Market 28 716,056       100.0       711,613        100.0

34 Northwest, AR (Fayetteville-Springdale-Rogers)

Northwest Arkansas
•
Population: Over 350,000
•
The 6th Fastest Growing
Region In U.S.
•
47% Population Increase
In The 1990s
•
60% Employment Growth
In The Last Decade
•
Unemployment Rate
Among Lowest In U.S.
•
Cities Include:
–
Bentonville
–
Fayetteville
–
Rogers-Lowell
–
Siloam Springs
–
Springdale
www.nwark.org
•
Medium HH Inc: $41,037
•
Unemployment Rate 2.6%
•
Home of University of Arkansas
•
The Presence Of Major
Corporate Leaders Like Wal-
Mart, Tyson Foods, And J.B.
Hunt Attracts Satellite Offices
For Other Large Corporations,
Including IBM And Proctor &
Gamble

• Best Places For Business &
Careers #9 (Forbes, 2006)
• #8 Hottest Places For Job
Creation (Milken’s, 2005)
• Featured In "Lifestyle
Magazine", "Southern
Living" and "The Best Towns
in America" - A Where-To-Go
Guide For A Better Life
• The Presence Of Major
Corporate Leaders Like Wal-
Mart, Tyson Foods, And J.B.
Hunt Attracts Satellite
Offices For Other Large
Corporations, Including IBM
And Proctor & Gamble
• Best Places 2005 (Ranked
7th)
• Top MSA In Income Growth
•
4th
Fastest Job Growth
(Forbes)
• CNN/Money Magazine
Ranked Best Places To Live
in 2006
• #3 Best Cities for Doing
Business (Inc. Magazine,
2006)
• #9 Best Places for Business
(Forbes Magazine, 2006)
Northwest Arkansas
(Continued)

37 Rogers Harrison Yellville Springdale Greenbrier Prairie Grove Mountain Home Conway Bentonville Russellville Fayetteville Legend PMC Branches Lenders Title Branches NW ARKANSAS: PULASKI OFFICES

§
¨ ¦
540
§
¨ ¦
540
§
¨ ¦
540
Fayetteville
Rogers
Springdale
Bentonville
Bella Vista
NW ARKANSAS (2004 MEDIAN HOUSEHOLD INCOME)
Legend
Pulaski Branches
PMC Branches
Lenders Title Branches
2004 Median Household Income
$80,001 - $250,000
$60,001 - $80,000
$40,001 - $60,000
$25,001 - $40,000
$0 - $25,000

39 Memphis, TN (Memphis-Germantown-Cordova, TN; Southaven-Olive Branch-Hernando, MS; W. Memphis, AR)

Memphis, Tennessee
•
County Seat Of Shelby County
•
Population: 680,000
•
Largest City In The State
•
17th
Largest City In The Nation
•
2nd
Largest City In The Southeast
•
$2.3 Billion Tourism Industry
•
3rd
Largest Casino Cluster In U.S.
•
HQs: FedEx, AutoZone, Fred’s Stores
•
153 Major Projects Announced In
2005 Adding 9,500 New Jobs
•
Ranked 16th
Of “50 Hottest Cities” In
2005 For Relocating Or Expanding
Companies
•
Memphis MSA Population 1,230,000
•
2nd
Largest MSA In Tenn. (41st
In US)
•
Median HH Income: $32,385
•
Tennessee Counties:
–
Shelby
–
Tipton
–
Fayette
•
Mississippi Counties:
–
DeSoto
–
Marshall
–
Tate
–
Tunica
•
Arkansas County:
–
Crittendon

41 Hernando Hernando Memphis Cordova Germantown Memphis Cordova Hernando Southhaven Olive Branch West Memphis Legend Pulaski Branches PMC Branches Lenders Title Branches MEMPHIS: PULASKI OFFICES

Memphis
Olive Branch
Southaven
Bartlett
Germantown
Horn Lake
Collierville
§
¨ ¦
40
§
¨ ¦
55
§
¨ ¦
240
§
¨ ¦
55
§
¨ ¦
40
Legend
Pulaski Branches
PMC Branches
Lenders Title Branches
2004 Median Household Income
$80,001 - $250,000
$60,001 - $80,000
$40,001 - $60,000
$25,001 - $40,000
$0 - $25,000
MEMPHIS (2004 MEDIAN HOUSEHOLD INCOME)

Memphis
Memphis
Area
Area
Deposit
Deposit
Market
Market
Share
Share
Source: FDIC Data at June 30, 2005 Source: FDIC Data at June 30, 2005
Rank Institution Type Offices
2005 Deps
($000)
2005 Mkt
Share
2004 Deps
($000)
2004 Mkt
Share
Shelby, TN
1 First Horizon National Corp. (TN) Bank 50 14,826,455 63.8         9,650,893 42.2
2 Regions Financial Corp. (AL) Bank 62 3,103,742 13.4         4,622,745 20.2
3 SunTrust Banks Inc. (GA) Bank 37 1,035,162 4.5           4,611,223 20.2
4 Bank of America Corp. (NC) Bank 17 762,375 3.3           603,007 2.6
5 Independent Holdings Inc (TN) Bank 5 400,044 1.7           374,188 1.6
6 West Tennessee Bancshares (TN) Bank 8 367,595 1.6           339,836 1.5
7 Synovus Financial Corp. (GA) Bank 7 351,081 1.5           334,533 1.5
8 Trustmark Corp. (MS) Bank 12 270,316 1.2           267,450 1.2
9 BancorpSouth Inc. (MS) Bank 8 268,923 1.2           283,743 1.2
10 Cadence Financial Corp. (MS) Bank 4 220,877 1.0           238,840 1.0
11 Renasant Corp. (MS) Bank 4 213,732 0.9           185,493 0.8
12 Financial Fedcorp Inc. (TN) Thrift 1 204,982 0.9           213,669 0.9
13 First Trust Bk for Svgs FSB (TN) Thrift 2 159,985 0.7           128,259 0.6
14 CIVITAS BankGroup (TN) Bank 4 136,634 0.6           136,843 0.6
15 Wachovia Corp. (NC) Bank 6 112,265 0.5           239,346 1.1
16 Tri State Bank of Memphis (TN) Bank 5 105,083 0.5           118,216 0.5
17 Commercial Holding Co. (TN) Bank 3 100,833 0.4           109,909 0.5
18 Independent Southern (TN) Bank 3 98,768 0.4           110,898 0.5
19 First Citizens Bancshares Inc. (TN) Bank 4 96,129 0.4           72,166 0.3
20 First Alliance Bank (TN) Bank 2 82,142 0.4           66,458 0.3
21 Security Bncp of TN Inc. (TN) Bank 2 78,711 0.3           67,477 0.3
22 First Capital Bank (TN) Bank 1 62,847 0.3           35,123 0.2
23 Paragon National Bank (TN) Bank 3 51,863 0.2           NA NA
24 Pulaski Investment Corp. (AR) Bank 1 44,395 0.2           109 -
25 MemphisFirst Corporation (TN) Bank 1 23,572 0.1           23,292 0.1
26 Oakland Fincl Services Inc. (TN) Bank 1 19,902 0.1           19,368 0.1
27 Community Bancshares of MS (MS) Bank 1 16,619 0.1           NA NA
28 First South Bancorp Inc. (TN) Bank 2 14,231 0.1           14,560 0.1
29 Brighton Bancorp Inc. (TN) Bank 1 12,376 0.1           10,649 0.1
30 Community First Bshrs Inc. (TN) Bank 1 5,537 0.0           0 -
31 First M & F Corp. (MS) Bank 3 0 -           NA NA
Total For Institutions In Market 261 23,247,176 100.0       22,878,293 100.0

44 Dallas, TX

Dallas, Texas
•
2004 Population: 1,210,390
•
9th
Largest City In U.S.
•
3rd
Largest City In Texas
•
Among Nation's 100 Most
Ethnically Diverse
Communities
•
10   Largest Municipalities In
The Nation
•
Least Densely Populated
Major Metropolitan Area In
The World.
•
Ranked Among the 7   Most
Livable Urban Complexes In
The World
•
Fastest Growing Of The Top
36 “Most Livable”
•
Named the “Best City For
Business” By Fortune
Magazine In 1999
•
Pulaski Mortgage Offices In
Dallas Metro Area:
–
Dallas, Texas
–
Argyle, Texas
•
Median HH Income:
$91,161
–
Bedford, Texas
–
Ardmore, Oklahoma
th th
th

46 Dallas Argyle Bedford Ardmore DALLAS, TX Legend PMC Branches OKLAHOMA

47 St. Louis, MO

St. Louis, Missouri
•
Total Population: More Than 2.7 Million In Greater St. Louis
–
St. Charles Population: 320,734, 2nd Largest County
•
Nation’s 18th Largest Metropolitan Area With Annual
Household Income Of $47,370
•
Largest Employment Sector Is Manufacturing With Nearly
12% Of Population, Following Retail Trades
• Forbes
Magazine Ranked St. Louis 27th Out Of 200 Best
Metropolitan Areas For Cost Of Doing Business In 2006
•
Eight St. Louis Companies Are Listed On The Fortune 500,
21 Are Listed On The Fortune 1000
•
Home To Many Of The Nation’s Largest Privately Held
Companies, Including Enterprise Rent – A – Car, Edward
Jones And UniGroup
Pulaski has locations in Swansea,
Illinois And St. Charles, Missouri

49 Alton St. Louis Swansea Saint Charles ST. LOUIS AREA Legend PMC Branches

50 Pulaski Businesses

Pulaski Businesses
Pulaski Businesses
Pulaski Bank
Pulaski Bank
Subsidiary Of Holding Company
Subsidiary Of Holding Company
11 Offices In Little Rock (8), North Little Rock (2),
11 Offices In Little Rock (8), North Little Rock (2),
And Bryant, AR.  Additionally, Offices In Cordova,
And Bryant, AR.  Additionally, Offices In Cordova,
TN And Germantown (Opening in Late 2006); 5
TN And Germantown (Opening in Late 2006); 5
Offices Leased
Offices Leased
LPOs In Fayetteville, AR And Southaven, MS
LPOs In Fayetteville, AR And Southaven, MS
$85 Million In Construction Loans Outstanding (42%
$85 Million In Construction Loans Outstanding (42%
NW AR, 26% Memphis, 23% Little Rock, And 8%
NW AR, 26% Memphis, 23% Little Rock, And 8%
MS); Total Commitments Of $125 Million
MS); Total Commitments Of $125 Million
Approximately 180 Employees
Approximately 180 Employees

Pulaski Businesses
Pulaski Businesses
Pulaski Mortgage Company
Pulaski Mortgage Company
Subsidiary Of Pulaski Bank & Trust
Subsidiary Of Pulaski Bank & Trust
PMC Has One Subsidiary—Bankers Home Lending
PMC Has One Subsidiary—Bankers Home Lending
Operates In The St. Louis Area (Name Conflict)
Operates In The St. Louis Area (Name Conflict)
22 Offices In Arkansas (12), Mississippi (3), Texas
22 Offices In Arkansas (12), Mississippi (3), Texas
(3), Tennessee (2), Missouri, Illinois, And Oklahoma
(3), Tennessee (2), Missouri, Illinois, And Oklahoma
Founded By Jim East’s Father in 1944
Founded By Jim East’s Father in 1944
Approximately 135 Employees
Approximately 135 Employees
Production Of $685 Million And Revenues Of $16
Production Of $685 Million And Revenues Of $16
Million In 2005
Million In 2005
Sell Nearly All Production Into Secondary Market
Sell Nearly All Production Into Secondary Market
2005 Efficiency Ratio Of 83%
2005 Efficiency Ratio Of 83%

Pulaski Businesses
Pulaski Businesses
Lenders Title Company
Lenders Title Company
Subsidiary Of Pulaski Bank & Trust
Subsidiary Of Pulaski Bank & Trust
Lenders Has One Subsidiary—Asset Exchange, Inc.
Lenders Has One Subsidiary—Asset Exchange, Inc.
20 Offices, Including 10 In Central Arkansas
20 Offices, Including 10 In Central Arkansas
Founded in 1987
Founded in 1987
Approximately 200 Employees
Approximately 200 Employees
In 2005, Closed 16,400 With Revenues Of $16 Million
In 2005, Closed 16,400 With Revenues Of $16 Million
2005 Efficiency Ratio Of 86%
2005 Efficiency Ratio Of 86%

Pulaski Businesses
Pulaski Businesses
Credit Card Business
Credit Card Business
Division Within Pulaski Bank & Trust
Division Within Pulaski Bank & Trust
Entered Credit Card Business In 1994
Entered Credit Card Business In 1994
High Quality National Credit Card Focus;
High Quality National Credit Card Focus;
Processing Nearly 40,000 Applications Annually
Processing Nearly 40,000 Applications Annually
Three Portfolio Sales in 1997 ($19 Million At 20%
Three Portfolio Sales in 1997 ($19 Million At 20%
Premium), 2002 ($34 Million At 19% Premium), And
Premium), 2002 ($34 Million At 19% Premium), And
4Q05 ($34 Million At 17% Premium)
4Q05 ($34 Million At 17% Premium)
2005 Net Charge-Offs/Avg. Receivables Of 1.39%
2005 Net Charge-Offs/Avg. Receivables Of 1.39%
At June 30, 2006, $31 Million In Outstanding
At June 30, 2006, $31 Million In Outstanding
Receivables And 0.39% Delinquencies
Receivables And 0.39% Delinquencies
Approximately 13 Employees
Approximately 13 Employees

Pulaski Businesses
Pulaski Businesses
Trust/Investment/Insurance
Trust/Investment/Insurance
Division Within Pulaski Bank & Trust
Division Within Pulaski Bank & Trust
Granted Trust Powers In 1974
Granted Trust Powers In 1974
Affiliation With Raymond James
Affiliation With Raymond James
Offer Clients Annuities, Life Insurance, Mutual
Offer Clients Annuities, Life Insurance, Mutual
Funds, Brokerage, Retirement Planning, And Tax
Funds, Brokerage, Retirement Planning, And Tax
Management
Management
$126 Million In Trust Assets Under Management
$126 Million In Trust Assets Under Management
$69 Million In Brokerage Accounts
$69 Million In Brokerage Accounts
Approximately 8 Employees
Approximately 8 Employees

56 Merger Proposal Merger Proposal For For Pulaski Investment Pulaski Investment Corporation Corporation

Merger Proposal
Merger Proposal
Deal Overview
Deal Overview
Estimated Value Of $130 Million (Assuming $58.60 IBKC Price)
Estimated Value Of $130 Million (Assuming $58.60 IBKC Price)
Consideration:
Consideration:
•
•
50% Stock And 50% Cash Paid To Shareholders
50% Stock And 50% Cash Paid To Shareholders
•
•
Stock Portion Is Half Fixed Exchange (0.2274 Shares), And Half
Stock Portion Is Half Fixed Exchange (0.2274 Shares), And Half
Floating ($13.323 Value Per Share, The Shares Of Which Will Be
Floating ($13.323 Value Per Share, The Shares Of Which Will Be
Based On Future Period 15-Day Trading Average)
Based On Future Period 15-Day Trading Average)
•
•
Anticipate Issuing Combination Of $15 Million Trust Preferred And
Anticipate Issuing Combination Of $15 Million Trust Preferred And
$50-55 Million Equity Raise
$50-55 Million Equity Raise
No Pricing Collars
No Pricing Collars
Customary Walk-Away Provisions (12-Month, Mutual, MAC, Etc.)
Customary Walk-Away Provisions (12-Month, Mutual, MAC, Etc.)
Insiders Sign Support And Affiliate Agreements
Insiders Sign Support And Affiliate Agreements
Five Management Employment Contracts
Five Management Employment Contracts
Board Members Form Little Rock Advisory Board
Board Members Form Little Rock Advisory Board
Lock-Up Fee Of $6.4 Million
Lock-Up Fee Of $6.4 Million

Merger Proposal
Merger Proposal
Arkansas Leadership Team
Arkansas Leadership Team
Jim East (Pulaski Chairman) And Hunter East (Pulaski
Jim East (Pulaski Chairman) And Hunter East (Pulaski
CEO) –
CEO) –
3-Year Employment/Consulting Agreements;
3-Year Employment/Consulting Agreements;
Serve In Active Advisory Capacity
Serve In Active Advisory Capacity
Robert Head (IBKC) –
Robert Head (IBKC) –
Arkansas CEO
Arkansas CEO
Bob Magee (Pulaski) –
Bob Magee (Pulaski) –
Arkansas Chief Admin. Officer
Arkansas Chief Admin. Officer
Mike Pryor (Pulaski) –
Mike Pryor (Pulaski) –
CEO-Lenders Title Co.; Teana
CEO-Lenders Title Co.; Teana
Bradford (Pulaski) As Chief Operating Officer-Lenders
Bradford (Pulaski) As Chief Operating Officer-Lenders
Title Company
Title Company
Chuck Quick (Pulaski) –
Chuck Quick (Pulaski) –
CEO-Pulaski Mortgage Co;
CEO-Pulaski Mortgage Co;
David Bryles
David Bryles
(Pulaski) As Chief Operating Officer-
(Pulaski) As Chief Operating Officer-
Pulaski Mortgage Company
Pulaski Mortgage Company
David Doherty (IBKC) –
David Doherty (IBKC) –
Northeast AR Regional President
Northeast AR Regional President

Merger Proposal
Merger Proposal
Significant Assumptions
Significant Assumptions
We Estimate Pulaski Will Earn Base Net Income Of
We Estimate Pulaski Will Earn Base Net Income Of
Approximately $5.0 Million In 2007
Approximately $5.0 Million In 2007
Anticipate Minimal Loan And Deposit Run-Off To
Anticipate Minimal Loan And Deposit Run-Off To
Occur Within The First Year, Due To Similar Clients
Occur Within The First Year, Due To Similar Clients
And Underwriting Approach
And Underwriting Approach
Cost Savings Phased In Over 1 Year; Expect
Cost Savings Phased In Over 1 Year; Expect
Combined Cost Savings And Revenue Enhancements
Combined Cost Savings And Revenue Enhancements
Of $7.8 Million (Pre-Tax) Equate To 20% Of Current
Of $7.8 Million (Pre-Tax) Equate To 20% Of Current
Operating Expense
Operating Expense
One-Time Costs Of $12 Million (Some Capitalized)
One-Time Costs Of $12 Million (Some Capitalized)
CDI Assumed To Be $14 Million; 10 Years, SL Basis
CDI Assumed To Be $14 Million; 10 Years, SL Basis

Merger Proposal
Merger Proposal
Pulaski Financial Impact
Pulaski Financial Impact
Excluding One-Time Merger-Related Charges, And
Excluding One-Time Merger-Related Charges, And
Assuming Capital Raise At 5% Discount, Project An
Assuming Capital Raise At 5% Discount, Project An
Immaterial Impact On GAAP EPS In 2006; Breakeven Or
Immaterial Impact On GAAP EPS In 2006; Breakeven Or
Slightly Dilutive To 2007 GAAP EPS And Slightly
Slightly Dilutive To 2007 GAAP EPS And Slightly
Accretive To 2007 Cash EPS
Accretive To 2007 Cash EPS
18% Accretive to BVS; 9% Dilutive To Tangible BVS
18% Accretive to BVS; 9% Dilutive To Tangible BVS
Approximately $96 Million Of Net Goodwill Created,
Approximately $96 Million Of Net Goodwill Created,
After Impact Of Estimated Marks
After Impact Of Estimated Marks
No Material Change In Tier 1 Leverage Ratio
No Material Change In Tier 1 Leverage Ratio
Internal Rate Of Return In “Mid-Teens”
Internal Rate Of Return In “Mid-Teens”
Pulaski Shareholders Will Own 8.5% Of Pro Forma
Pulaski Shareholders Will Own 8.5% Of Pro Forma
Combined Shares; Offering Equal To 6.5% Of Shares
Combined Shares; Offering Equal To 6.5% Of Shares

Merger Proposal
Merger Proposal
Combined Financial Statements
Combined Financial Statements
IBKC Corp Pocahontas Pulaski Adjustments IBKC
6/30/2006 6/30/2006 6/30/2006 Pro Forma
Cash 63,295 $           16,172 $           19,108 $           (13,259) $            85,316 $
Securities 619,855            233,264            60,399              (2,250)                911,268
Fed Funds & Rev REPOS 15,550              -                    -                    -                     15,550
Loans & Held for Sale 13,459              3,537               -                    -                     16,996
Net Loans 1,996,717         425,682            373,930            (5,139)                2,791,190
Premises and Equipment 64,511              16,138              23,319              6,930                 110,898
Intangible Assets 100,068            13,441              1,129               134,272              248,910
BOLI 45,644              8,343               -                    -                     53,987
Other Assets 58,510              16,367              14,826              3,200                 92,903
Total Assets 2,977,609 $       732,944 $         492,711 $         123,754 $           4,327,018 $
- $
Total Deposits 2,368,893 $       534,755 $         393,041 $         818 $                  3,297,507 $
Fed Funds & REPOS 82,033 $           - $                4,000 $             - $                   86,033 $
Debt 206,597 $         125,077 $         42,843 $           2,551 $              377,068 $
Trust preferred 37,281 $           16,978 $           6,186 $             16,983 $             77,428 $
Other Liabilities 16,423 $           4,667 $             6,007 $             11,486 $             38,583 $
Total Liabilities 2,711,227 $       681,477 $         452,077 $         29,088 $             3,873,869 $
Total Equity 266,382 $         51,467 $           40,634 $           94,666 $             453,149 $
Total Liab & Equity 2,977,609 $       732,944 $         492,711 $         123,754 $           4,327,018 $
Leverage Ratio 7.48% 7.37% 9.87% -0.60% 7.15%
Tier 1 Risk Weighted Ratio 10.23% 11.26% 13.85% -0.84% 10.53%
Total Risk Weighted Ratio 11.48% 12.51% 13.85% -0.56% 11.78%

Merger Proposal
Merger Proposal
Strategic Impact W/ Pocahontas
Strategic Impact W/ Pocahontas
Enter Arkansas With $1.3 Billion In Assets (Up 45%),
Enter Arkansas With $1.3 Billion In Assets (Up 45%),
$0.9 Billion In Deposits, And $0.8 Billion In Loans
$0.9 Billion In Deposits, And $0.8 Billion In Loans
85 Bank Offices & LPOs In Louisiana (49), Arkansas (32),
85 Bank Offices & LPOs In Louisiana (49), Arkansas (32),
Tennessee (2), Oklahoma (1), And Miss. (1) –
Tennessee (2), Oklahoma (1), And Miss. (1) –
Up 73%
Up 73%
27 Mortgage Offices In Arkansas (11), Louisiana (4),
27 Mortgage Offices In Arkansas (11), Louisiana (4),
Mississippi (3), Texas (3), Tennessee (2), Oklahoma (2),
Mississippi (3), Texas (3), Tennessee (2), Oklahoma (2),
Missouri (1), Illinois (1) –
Missouri (1), Illinois (1) –
A 5-Fold Increase
A 5-Fold Increase
Total 132 Offices In 8 States; Over 1,400 Employees
Total 132 Offices In 8 States; Over 1,400 Employees
Significant Presence Added In Targeted Metropolitan
Significant Presence Added In Targeted Metropolitan
Markets Of Little Rock, Jonesboro, NW Arkansas, And
Markets Of Little Rock, Jonesboro, NW Arkansas, And
Memphis.  Also Added In Growth Markets Of Dallas,
Memphis.  Also Added In Growth Markets Of Dallas,
Tulsa, St. Louis.
Tulsa, St. Louis.

Merger Proposal
Merger Proposal
Combined Strategic Impact (Cont.)
Combined Strategic Impact (Cont.)
Combined Mortgage Production of Nearly $1 Billion
Combined Mortgage Production of Nearly $1 Billion
20 Title Insurance Offices –
20 Title Insurance Offices –
AR’s Largest Title Agency
AR’s Largest Title Agency
National Credit Card Operations With $38 Million O/S
National Credit Card Operations With $38 Million O/S
Enter Trust Business With $126 Million AUM; Also Add
Enter Trust Business With $126 Million AUM; Also Add
$69 Million In  Brokerage Accounts
$69 Million In  Brokerage Accounts
No Change From Current Exceptional Asset Quality
No Change From Current Exceptional Asset Quality
Geographic Diversification Into Strong Markets
Geographic Diversification Into Strong Markets
Greater Sources Of Fee Income
Greater Sources Of Fee Income
Pro Forma Market Capitalization Of Nearly $750 Million
Pro Forma Market Capitalization Of Nearly $750 Million

Merger Proposal
Merger Proposal
Financial Impact W/ Pocahontas
Financial Impact W/ Pocahontas
Immaterial Impact On GAAP EPS In 2006, Excluding
Immaterial Impact On GAAP EPS In 2006, Excluding
One-Time Merger-Related Costs
One-Time Merger-Related Costs
$0.02 Accretive To 2007 GAAP EPS (+0%)
$0.02 Accretive To 2007 GAAP EPS (+0%)
$0.07 Accretive To 2007 Cash EPS (+2%)
$0.07 Accretive To 2007 Cash EPS (+2%)
$7.44 Accretive to BVS (+27%)
$7.44 Accretive to BVS (+27%)
$1.43 Dilutive To Tangible BVS (-8%)
$1.43 Dilutive To Tangible BVS (-8%)
Tier 1 Leverage Ratio Declines Approximately 31 Bps
Tier 1 Leverage Ratio Declines Approximately 31 Bps
Internal Rate Of Return In “Mid-Teens”
Internal Rate Of Return In “Mid-Teens”

Merger Proposal
Merger Proposal
Market Multiples
Market Multiples
Comparative
Comparative
Bank M&A
Bank M&A
Multiples
Multiples
Source: Stifel Nicolaus
Source: Stifel Nicolaus
Nicolaus
Through August 4, 2006 Through August 4, 2006
Market-To-Book = 3.20x
Market-To-Book = 3.20x
Market-To-Tang. Book = 3.29x
Market-To-Tang. Book = 3.29x
Price-To-Earnings = 19.5x
Price-To-Earnings = 19.5x
Core Dep. Premium = 25.8%
Core Dep. Premium = 25.8%
Pulaski
Pulaski
Only
Only
Pulaski &
Pulaski &
Pocahontas
Pocahontas
Market-To-Book = 2.26x
Market-To-Book = 2.26x
Market-To-Tang. Book = 2.68x
Market-To-Tang. Book = 2.68x
Price-To-Earnings = 21.5x
Price-To-Earnings = 21.5x
Core Dep. Premium = 17.0%
Core Dep. Premium = 17.0%

Merger Proposal
Merger Proposal
Summary Of Merger
Summary Of Merger
Opportunistic; We Bring Something To The Table
Opportunistic; We Bring Something To The Table
Solid Strategic, Cultural, And Financial Fit
Solid Strategic, Cultural, And Financial Fit
Excellent Returns For Shareholders Of Both
Excellent Returns For Shareholders Of Both
Companies
Companies
Substantial Arkansas Presence
Substantial Arkansas Presence
Excellent Platform For Growth (Over 5 Years)
Excellent Platform For Growth (Over 5 Years)
Some Risk Associated With Mortgage Cycle
Some Risk Associated With Mortgage Cycle
Complementary To Pocahontas Acquisition
Complementary To Pocahontas Acquisition
Our View: Fills In Pieces Of the Puzzle
Our View: Fills In Pieces Of the Puzzle

67